UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

Advanced Energy Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1595 Wynkoop Street, Suite 800, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(970) 407-6626

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AEIS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On May 18, 2026, Advanced Energy Industries, Inc. (the “Company”) completed its previously announced private unregistered offering of $1.15 billion aggregate principal amount of its 0% Convertible Senior Notes due 2031 (the “Notes”), which amount includes the full exercise of the initial purchasers’ option to purchase up to $150.0 million aggregate principal amount of additional Notes.

Indenture and Notes

The Notes were issued under an Indenture (the “Indenture”), dated as of May 18, 2026, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Indenture provides, among other things, that the Notes will not bear regular interest, and the principal amount of the notes will not accrete. The Notes will mature on May 15, 2031, unless earlier repurchased or redeemed by the Company or converted pursuant to their terms.

The Company received net proceeds from the offering of the Notes of approximately $1,128.1 million, after deducting the initial purchasers’ discounts and after deducting offering expenses payable by the Company. The Company used $69.0 million of the net proceeds from the offering to pay the cost of the Capped Call Confirmations entered into in connection with the offering, as described below. In addition, the Company paid approximately $442.4 million of the net proceeds from the offering and issued approximately 1.98 million shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), collectively, in exchange for approximately $438.3 million aggregate principal amount of its previously issued 2.50% Convertible Senior Notes due 2028 (the “2028 Convertible Notes”), as described below. The Company intends to use the remainder of the net proceeds from the offering for general corporate purposes.

The Company may not redeem the Notes prior to May 21, 2029, except in the event of a cleanup redemption as described below. The Company may redeem for cash all or any portion of the Notes, at the Company’s option at any time and from time to time, on or after May 21, 2029 if the last reported sale price of the Common Stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any consecutive 30 trading-day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides the related notice of optional redemption (an “Optional Redemption”). In addition, the Company may redeem for cash, all but not less than all, of the Notes at any time if the amount of the Notes that remains outstanding is less than 25% of the aggregate principal amount of the Notes initially issued under the Indenture (a “Cleanup Redemption”). The redemption price for any Optional Redemption or Cleanup Redemption will be 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid special interest, if any, to, but excluding, the relevant redemption date. No sinking fund is provided for the Notes.

Prior to the close of business on the business day immediately preceding February 15, 2031, holders of the Notes may convert their Notes at their option only under the following circumstances: (i) during the 30 trading day period beginning on, and including, the 21st trading day of any fiscal quarter commencing after the fiscal quarter ending on June 30, 2026, if the last reported sale price per share of the Common Stock exceeds 130% of the conversion price for each of at least five trading days (whether or not consecutive) during the first 20 trading days of such fiscal quarter (ii) during the five-business day period after any five-consecutive trading day period (the “measurement period”) in which the trading price (as defined below) per $1,000 principal amount of the Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Common Stock and the conversion rate on each such trading day; (iii) if the Company calls any or all of the Notes for redemption, at any time prior to the close of business on the scheduled trading day immediately preceding the redemption date; or (iv) upon the occurrence of specified corporate events. On or after February 15, 2031, until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert their Notes at any time, regardless of the foregoing circumstances.

Upon conversion, the Company will pay cash up to the aggregate principal amount of the Notes to be converted and pay or deliver, as the case may be, cash, shares of Common Stock or a combination of cash and Common Stock at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the Notes being converted. The initial conversion rate is 1.9655 shares of Common Stock per $1,000 principal amount of Notes (which is equivalent to an initial conversion price of approximately $508.78 per share). The conversion rate is subject to adjustment upon the occurrence of certain specified events as set forth in the Indenture. In addition, following certain corporate events that occur prior to the maturity date or if the Company delivers a notice of redemption, the Company will increase, in certain circumstances, the conversion rate for a holder who elects to convert its Notes in connection with such corporate event or notice of redemption. The maximum number of shares of Common Stock issuable in connection with the conversion of the Notes is 3,390,430.

Upon the occurrence of a fundamental change (as defined in the Indenture), subject to certain conditions, holders of the Notes may require the Company to repurchase all or a portion of the Notes for cash at a price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid special interest, if any, to, but excluding, the repurchase date.

The Indenture contains customary events of default. In the event of certain events of bankruptcy, insolvency or reorganization involving the Company or any of its significant subsidiaries, 100% of the principal of the Notes plus accrued and unpaid special interest, if any, may be declared immediately due and payable, subject to certain conditions in the Indenture. In the case of any other event of default, the Trustee or the holders of at least 25% in aggregate principal amount of the then-outstanding Notes may declare the Notes to be due and payable immediately.

The initial purchasers and their respective affiliates have in the past performed commercial banking, investment banking and advisory services for the Company from time to time for which they have received customary fees and reimbursement of expenses and may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses.

The foregoing descriptions of the Indenture and the Notes are qualified in their entirety by reference to the full text of the Indenture and the Form of Global 0% Convertible Senior Note due 2031, copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

Capped Call Transactions

In connection with the pricing of the Notes on May 13, 2026 and the exercise of the initial purchasers’ option to purchase additional Notes on May 14, 2026, the Company entered into privately negotiated capped call transactions (collectively, the “Capped Call Confirmations”) with certain of the initial purchasers or their respective affiliates and other financial institutions (the “Counterparties”). The Capped Call Confirmations cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of shares of Common Stock initially underlying the Notes, and are expected generally to reduce potential dilution to the Common Stock upon any conversion of Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap.

The Capped Call Confirmations are expected generally to reduce potential dilution to the Common Stock upon any conversion of the Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of the converted Notes, as the case may be, in the event that the market price per share of the Common Stock, as measured under the terms of the Capped Call Confirmations, is greater than the strike price of the Capped Call Confirmations, which initially corresponds to the conversion price of the Notes and is subject to anti-dilution adjustments substantially similar to those applicable to the conversion rate of the Notes. The Capped Call Confirmations are separate transactions entered into by the Company with the Counterparties and are not part of the terms of the Notes. Holders of the Notes do not have any rights with respect to the Capped Call Confirmations. A copy of the form of Capped Call Confirmation is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein. The foregoing description of the terms of the Capped Call Confirmations does not purport to be complete and is qualified in its entirety by reference to such exhibit.

The Exchange Agreements

On May 13, 2026, the Company entered into privately negotiated exchange agreements (the “Exchange Agreements”) with certain holders of its outstanding 2028 Convertible Notes pursuant to which such holders exchanged an aggregate of approximately $438.3 million principal amount of 2028 Convertible Notes for aggregate consideration consisting of approximately $442.4 million in cash and approximately 1.98 million shares of Common Stock (such transactions, the “Exchange Transactions”), in each case, pursuant to exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder. The 2028 Convertible Notes were previously issued pursuant to an indenture, dated as of September 12, 2023 (the “2028 Convertible Notes Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee. Following the closing of the Exchange Transactions, approximately $136.7 million in aggregate principal amount of 2028 Convertible Notes remain outstanding with terms unchanged. The 2028 Convertible Notes exchanged in the Exchange Transactions have been surrendered to the trustee for cancellation in accordance with the terms of the 2028 Convertible Notes Indenture.

A copy of the form of exchange agreement, substantially in the form entered into on May 13, 2026 with the exchanging holders in the Exchange Transactions, is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference. The foregoing description of the Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Unwind of Existing Call Spread Transactions

In connection with the issuance of the 2028 Convertible Notes, the Company entered into convertible note hedge transactions (the “Existing Hedge Transactions”) and separate warrant transactions (the “Existing Warrant Transactions” and, together with the Existing Hedge Transactions, the “Existing Call Spread Transactions”) with certain financial institutions (the “Existing Counterparties”). In connection with the Exchange Transactions, the Company entered into agreements with the Existing Counterparties to partially unwind (i) the Existing Hedge Transactions in a notional amount corresponding to the principal amount of 2028 Convertible Notes exchanged (the “Bond Hedge Unwind Agreements”) and (ii) the Existing Warrant Transactions with respect to a number of shares equal to the notional shares underlying such 2028 Convertible Notes exchanged (the “Warrant Unwind Agreements” and, together with the Bond Hedge Unwind Agreements, the “Unwind Agreements”). In connection with such partial unwind, the Company received on a net basis from the Existing Counterparties an aggregate of approximately $44.6 million.

Copies of the form of Bond Hedge Unwind Agreement and the form of Warrant Unwind Agreement are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report and are incorporated herein by reference. The foregoing descriptions of the Unwind Agreements do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 of this Current Report are incorporated herein by reference.

Item 3.02.   Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 of this Current Report are incorporated herein by reference.

The offer and sale of the Notes to the initial purchasers were made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and for resale by the initial purchasers to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the initial purchasers in the purchase agreement pursuant to which the Company sold the Notes to the initial purchasers. Any shares of Common Stock issuable upon conversion of the Notes will be issued in transactions anticipated to be exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereof.

The shares of Common Stock issued in the Exchange Transactions were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by the exchanging holders in the Exchange Agreements.

Forward-Looking Statements

This Current Report may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this Current Report that are not historical information are forward-looking statements. For example, statements relating to the Company’s beliefs, expectations and plans, particularly statements about the extent, and potential effects, of the Capped Call Confirmations, the Exchange Agreements and the Unwind Agreements, the potential dilution to the Common Stock, the conversion price for the Notes, and the expected use of the proceeds from the sale of the Notes, are forward-looking statements, as are statements that certain actions, conditions, or circumstances will continue. The inclusion of words such as "anticipate," "expect," "estimate," "can," "may," "might," "continue," "enables," "plan," "intend," "should," "could," "would," "likely," "potential," or "believe," and similar expressions and the negative versions thereof indicate forward-looking statements; however, not all forward-looking statements may contain such words or expressions. Although the Company believes that its expectations reflected in or suggested by these forward-looking statements are reasonable, it may not achieve the results, performance, plans, or objectives expressed or implied by such forward-looking statements. Forward-looking statements involve risks and uncertainties, which are difficult to predict and many of which are beyond the Company’s control. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Such risks and uncertainties are described in the Company’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from the Company’s investor relations page at ir.advancedenergy.com or by contacting the Company’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to us on the date of this report, and readers are cautioned to not place undue reliance on forward-looking statements. We assume no obligation to update the information in this report.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report.

Exhibit Number	Description
4.1	Indenture, dated as of May 18, 2026, between Advanced Energy Industries, Inc. and U.S. Bank Trust Company, National Association, as trustee

4.2	Form of Global 0% Convertible Senior Note due 2031 (included in Exhibit 4.1)

10.1	Form of Capped Call Confirmation

10.2	Form of Exchange Agreement

10.3	Form of Bond Hedge Unwind Agreement

10.4	Form of Warrant Unwind Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ENERGY INDUSTRIES, INC.

/s/ Paul Oldham
Date: May 18, 2026	Paul Oldham
Chief Financial Officer & Executive Vice President